EXHIBIT 10(uu)


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                          SECURITIES PURCHASE AGREEMENT

      THIS AGREEMENT is by and between Palomar Medical Technologies, Inc. (the "Company"), a Delaware corporation with an office at 66 Cherry Hill Drive, Beverly, Massachusetts 01915 U.S.A., and The Travelers Insurance Company, a Connecticut corporation (the "Purchaser").

      IN CONSIDERATION of the mutual covenants contained in this Agreement and good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      SECTION 1. Authorization of Shares. The Company has authorized (a) the sale of 6,000 shares (the "Shares") of a series of the Company's Preferred Stock, par value $.01 per share, designated "Series F Convertible Preferred Stock" and (b) a warrant (the "Warrant" and, together with the Shares, the "Securities") to purchase 500,000 shares (the "Warrant Shares") of the Company's Common Stock, $.01 par value (the "Common Stock").

      SECTION 2. Agreement to Sell and Purchase the Securities. At the Closing (as defined below, the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the Securities for an aggregate purchase price of $6,000,000 (the "Purchase Price").

     SECTION 3. Payment of Purchase Price. On or prior to the Closing Date, as defined below, the Purchaser will deliver to the Company the full amount of the Purchase Price by check or wire transfer.

      SECTION 4. The Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall occur on July --, 1996 (the "Closing Date") or at such other time as shall be agreed by the Company and the Purchaser. At the Closing, the Company shall deliver to the Purchaser one or more certificates for the Securities registered in the name of the Purchaser or its nominee.

     SECTION 5. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

      SECTION 5.1. Organization. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full power and authority to own and operate its properties and to conduct its business as currently conducted and is registered or qualified to do business and is in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business, financial condition, properties or operations of the Company.

      SECTION 5.2. Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Warrant, and this





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Agreement  and the Warrant have been duly  authorized  and validly  executed and delivered by the Company and constitute valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except
as  enforceability  may  be  limited  by  applicable   bankruptcy,   insolvency,
reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      SECTION 5.3. Non-Contravention. The execution and delivery of this Agreement and the Warrant, the issuance and sale of the Securities to be sold by the Company hereunder, and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, any material agreement or instrument to which the Company is a party or by which it is bound or the Certificate of Incorporation (the "Charter") or the By-Laws of the Company nor result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor conflict with, or result in a violation of, any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States, other than with respect to "blue sky" laws, is required for the valid issuance and sale of the Securities to be sold pursuant to this Agreement (other than such as have been made or obtained).

      SECTION 5.4. Capitalization. The authorized and outstanding capital stock of the Company and rights to acquire capital stock of the Company are as set forth on Exhibit A hereto. Except as set forth above, there are no outstanding shares of, or rights to acquire shares of, capital stock of the Company. The Shares have been duly authorized, and when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon conversion of the Shares (the "Conversion Shares") have been duly authorized, and when issued upon conversion in accordance with the terms thereof will be validly issued, fully paid and nonassessable. The Warrant Shares have been duly authorized, and when issued and paid for in accordance with the terms of the Warrant will be validly issued, fully paid and nonassessable.

      SECTION 5.5. Legal Proceedings. Except as disclosed in the SEC Filings (as defined below), there is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened or contemplated to which the Company is or may be a party or of which the business or property of the Company is or may be subject.

      SECTION 5.6. No Violations. Except as disclosed in the SEC Filings, the Company is not in violation of its Charter or By-Laws, in violation of any law, administrative regulation,



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ordinance or order of any court or  governmental  agency,  arbitration  panel or authority applicable to the Company, which violation, individually or in the aggregate, would have a material adverse effect on the business or financial condition of the Company, or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound or affected, and there exists no condition which, with the passage of time or the giving of notice or both, would constitute a material default under any such document or instrument or result in the imposition of any material penalty or the acceleration of any indebtedness.

      SECTION 5.7. Governmental Permits, Etc. Except as disclosed in the SEC Filings, the Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted, the absence of which would have a material adverse effect on the business or operations of the Company.

      SECTION 5.8. Financial Statements. Except as disclosed in the SEC Filings, the financial statements of the Company and the related notes contained in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 and its Quarterly Report on Form 10-QSB for the quarter ended March 31, 1996, present fairly the financial position of the Company as of the dates indicated therein and its results of operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified and are true, correct and complete in all respects.

      SECTION 5.9. No Material Adverse Change. Except as disclosed in the SEC Filings, since March 31, 1996, the Company has not incurred any material liabilities or obligations, direct or contingent, other than in the ordinary course of business, and there has not been any material adverse change in its business, financial condition or results of operations.

      SECTION 5.10. Additional Information. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the 12 months preceding the date of this Agreement. The following documents (collectively, the "SEC Filings") complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933 (the "Securities Act"), as the case may be, as of their respective filing or effective dates, and the information contained therein was true and correct in all material respects as of the date or effective date of such documents, and each of the following documents as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading:

              (a) The Company's Annual Report on Form 10-K SB for the fiscal year ended December 31, 1995, its Quarterly Report on Form 10-Q SB for the quarter


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                     ended  March  31,  1996,  and its Proxy  Statement  for the
                     Annual Meeting of Stockholders held on June 15, 1995;

              (b) all other documents, if any, filed by the Company with the Securities and Exchange Commission (the "SEC") since March 31, 1996pursuant to the reporting requirements of the Exchange Act; and

              (c)    the  Company's  Registration  Statements  on Form S-3 (Nos.
                     33-87650,   333-000140,   33-97760,   33-99792,   33-99794,
                     333-001070, 333-003424, 333-005781 and 333-007097).

      SECTION 5.11. Intellectual Property. The Company has the right to use all intellectual property (the "Intellectual Property") now used by it in its business. The Company owns all right, title and interest in and to, all of the intellectual property it owns, free and clear of any liens or encumbrances. In any case in which the Company does not own the Intellectual Property, it has good and valid licenses for the same which are in full force and effect. No claims have been asserted with respect to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any such license or agreement.

      SECTION 5.12. Listing. The Company shall use its best efforts to comply with all requirements of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the issuance of the Shares and the listing of the Shares, the Conversion Shares and the Warrant Shares on the Nasdaq Small-Cap Market.

      SECTION 6.     Representations, Warranties and Covenants of the Purchaser.

                     (a) The Purchaser represents and warrants to, and covenants with, the Company, as of the date hereof and as of the Closing Date, that: (i) the Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act; (ii) the Purchaser is acquiring the Securities for its own account for investment and with no present intention of distributing any of such Shares other than to any affiliate of the Purchaser;
(iii) the Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, except in compliance with the Securities Act and the rules and regulations promulgated thereunder; (iv) the Purchaser has received and reviewed copies of the SEC Filings, (v) the Purchaser is an "institutional buyer" within the meaning of
Section 36b-21(b)(8) of the Connecticut Uniform Securities Act, (vi) the Purchaser has had an opportunity to ask questions and receive answers from the management of the Company regarding the Company, its business and the offering of the Securities; and (vii) the Purchaser has, in connection with its decision to purchase Shares, relied solely upon the documents described in Section 5.10 and the representations and warranties of the Company contained herein.

                     (b) The Purchaser agrees not to make any sale of the Securities except pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements thereof.


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                     (c) The Purchaser  further  represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be
subject  to  general   principles   of  equity   (regardless   of  whether  such
enforceability is considered in a proceeding in equity or at law).

                     (d) The Purchaser represents that it understands and agrees that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 promulgated thereunder, all certificates evidencing the Securities, the Warrant Shares and the Conversion Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed therein, reading substantially as follows:

       "The securities represented by this certificate have not been registered under the Securities Act of 1933 or the securities laws of any state. These securities have been acquired for investment and not with a view toward distribution or resale. Such securities may not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement covering such securities under the Act and any applicable state securities laws, unless the holder shall have obtained an opinion of counsel satisfactory to the corporation that such registration is not required."

      SECTION 7. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and payment therefor.

      SECTION 8. Registration Statement. On the earlier to occur of (a) the next filing by the Company of a registration statement on Form S-3 providing for the resale of its securities by security holders of the Company or (b) 120 days after the date hereof and, in any event, subject to the receipt of necessary information from the Purchaser, the Company shall file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Registration Statement"), which may include other selling stockholders, providing for the resale of the Warrant Shares and the shares of Common Stock issuable upon conversion of the Shares (collectively, the "Registrable Shares") by the Purchaser from time to time in accordance with Rule 415 promulgated under the Securities Act of 1933, as amended. The Company shall use its best efforts to cause the Registration Statement to become effective within 180 days after the date hereof and the Company shall use its best efforts to keep the Registration Statement


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effective until the earlier of (a) the time all the Registrable Shares have been sold pursuant to the Registration Statement or (b) the expiration of the Warrant. The Company shall furnish to the Purchaser such number of copies of the prospectus contained in the Registration Statement as the Purchaser shall reasonably require to facilitate the public sale of the Registrable Shares.

      SECTION 9. Lockup Agreements with Underwriters. In the event of an underwritten public offering of the Company's securities, the Purchaser agrees to enter into an agreement with the Underwriter or Underwriters' Representative for such offering restricting the sale, transfer or other disposition of the Securities, the Warrant Shares and the Conversion Shares to the extent that such agreement is required to be executed by members of senior management of the Company.

      SECTION 10. Legal Fees. The Company agrees to pay the reasonable fees and expenses of the Purchaser's counsel in connection with the purchase and sale of the Securities up to a maximum of $5,000.

      SECTION 11. Conditions to Closing.

                     (a) The obligations of the Purchaser to consummate the transactions contemplated hereby shall be subject to the satisfaction by the Company of each of the following conditions on or before the Closing Date, any one or more of which may be waived by the Purchaser:

                             (i)  The  representations  and  warranties  of  the
Company set forth in this Agreement delivered to the Purchaser by or on behalf of the Company shall be true and correct as if made on the Closing Date.

                             (ii)  Each  of  the   covenants,   agreements   and
conditions to be performed and satisfied by the Company pursuant to this Agreement at or prior to Closing shall have been duly performed and satisfied.

                     (b) The obligations of the Company to consummate the transactions contemplated hereby shall be subject to the satisfaction by the Purchaser of each of the following conditions on or before the Closing Date, any one or more of which may be waived by the Company:

                             (i)  The  representations  and  warranties  of  the
Purchaser set forth in this Agreement shall be true and correct as if made on the Closing Date.

                             (ii)  Each  of  the   covenants,   agreements   and
conditions to be performed and satisfied by the Purchaser pursuant to this Agreement at or prior to Closing shall have been duly performed and satisfied.

                             (iii) The  Purchaser  shall have paid the  Purchase
Price in accordance with Section 3.


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     SECTION 12. No Brokers.  The parties hereto hereby represent that there are
no  brokers  or  finders   entitled  to  compensation  in  connection  with  the
transactions contemplated hereby.

      SECTION 13. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified mail, postage prepaid, and shall be deemed given when so mailed:

                     (a)    if to the Company to:

                                    Palomar Medical Technologies, Inc.
                                    66 Cherry Hill Drive
                                    Beverly, MA  01915
                                    Attention: Chief Executive Officer

                     (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

      SECTION 14. Termination. Either party to this Agreement may terminate this Agreement upon written notice to the other at any time prior to the Closing.

      SECTION 15. Changes. Any term of the Agreements may be amended or compliance therewith waived with the written consent of the Company and the holders of a majority of the Shares purchased pursuant to the Agreements.

      SECTION 16. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

      SECTION 17. Severability. If any provision contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      SECTION  18.  Governing  Law.  This  Agreement  shall be  governed  by and
construed  in  accordance  with  the  internal  laws  of  the   Commonwealth  of
Massachusetts and United States federal law.

      SECTION 19. Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute an original, but both of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.


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      IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Securities
Purchase Agreement to be executed by their duly authorized representatives as of the following date.

Dated: July __, 1996                       PALOMAR MEDICAL TECHNOLOGIES, INC.


                                           By: /s/ Steven Georgiev
                                              ----------------------------
                                                Title: Chairman & CEO

           [Purchaser Signature Page Continues on the Following Page]



                                                                  Execution copy



                   PURCHASER SIGNATURE PAGE AND QUESTIONNAIRE

      The undersigned Purchaser hereby executes the Securities Purchase Agreement with Palomar Medical Technologies, Inc. (the "Company") and hereby authorizes this signature page to be attached to a counterpart of such document executed by a duly authorized officer of the Company.

                                                THE TRAVELERS INSURANCE COMPANY


                                                By: /s/ Craig H. Farnsworth
                                                   -------------------------
                                                Title: 2nd Vice President
Name in which Securities are to be                     ---------------------
registered:                                     TRAL & Co.

Address of registered holder:                   One Tower Square
                                                Hartford, Connecticut  06183

Social Security or Tax ID Number:               06-0546090

Contact name and telephone number               Edward F. Hinchliffe, III
regarding settlement and                        ______________________________
registration:                                   Name

                                                (203) 277-6113
                                                ______________________________
                                                Telephone Number





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